                                                                    Exhibit 10.6


                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Second Amendment to Loan and Security Agreement (the "Second Amendment") is made as of this 2nd day of May, 2000 by and between

         Fleet Retail Finance Inc. f/k/a BankBoston Retail Finance Inc. (the "Agent"), a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts) for the Lenders party to the Agreement (defined below), and

         The Lenders party to the Agreement (defined below), and

         Aeropostale, Inc., f/k/a MSS Delaware, Inc. (the "Borrower"), a Delaware corporation with its principal executive offices at 11 Penn Plaza, New York, New York 10001 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:


         WHEREAS, on July 31, 1998 the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement (as amended and in effect, the "Agreement"); and

         WHEREAS, the Agent, the Lenders and the Borrower desire to modify certain provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrower as follows:

         1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2. Amendments to Article 1. The provisions of Article 1 of the Agreement are hereby amended as follows:

                  (a) by deleting the following definitions in their entirety:

                           "INTEREST RATE REDUCTION CONDITIONS" and "PRICING CHANGE"

                  (b) by deleting the definition of "Base Margin" in its entirety and substituting the following in its stead:

                           "BASE MARGIN": Shall mean zero (0) basis points with
                                    respect to any loans and advances made after the effective date of that certain Second Amendment to

                                    Loan and Security dated as of May __, 2000 among the Borrower, the Agent and the Lenders.

                  (c) by deleting the definition of "Eurodollar Margin" in its entirety and substituting the following in its stead:

                           "EURODOLLAR MARGIN": Shall mean 200 basis points with
                                    respect to any loans and advances made after the effective date of that certain Second Amendment to Loan and Security dated as of May __, 2000 among the Borrower, the Agent and the Lenders.

                  (d) by deleting the definition of "Inventory Advance Rate" in its entirety and substituting the following in its stead:

                           "INVENTORY ADVANCE RATE": The following percentages
                                    of Retail during the period indicated:



PERIOD                  PERCENTAGE OF
                        RETAIL
November through
June of each
year                            28.5%

July through
October of each
year                              31%


         3. Amendment to Financial Performance Covenants. The provisions of Paragraph 2 of Exhibit 5-12(a) to the Agreement are hereby amended by deleting the table appearing therein and substituting the following new table:

                                   $ THOUSANDS

FISCAL YEAR ENDING                     MAXIMUM CAPITAL
                                       EXPENDITURES
January, 1999                                    2,500
January, 2000                                   12,000
January, 2001                                   20,000

                  In addition, the provisions of subparagraphs (a) and (c) of said Paragraph 2 are hereby deleted in their

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
                  entirety. All other provisions of said Paragraph 2 remain in full force and effect.

         4. UCC 3 Amendments. This Second Amendment shall not be effective until the Borrower has executed and delivered to the Agent UCC 3 Financing Statements to reflect the Borrower's name change, which Financing Statements shall be filed in such jurisdictions as the Agent deems appropriate.

         5. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and of the other Loan Documents remain in full force and effect. Furthermore, except as provided herein, all warranties and representations made in the Agreement and in the other Loan Documents remain in full force and effect.

         6.       Miscellaneous.

                           (a) This Second Amendment may be executed in several
                  counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                           (b) This Second Amendment expresses the entire
                  understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                           (c) Any determination that any provision of this
                  Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

                           (d) The Borrower shall pay on demand all costs and
                  expenses of the Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

                           (e) The Borrower warrants and represents that the
                  Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Second Amendment and is not relying on any representations or warranties of any Lender or the

                  Agent or their respective counsel in entering into this Second Amendment.

                           (f) The Borrower acknowledges and agrees that the
                  Borrower does not have any claims, counterclaims, offsets, or defenses against any Lender or the Agent directly or indirectly relating to the Borrower's relationship with, and/or the Borrower's Liabilities, and to the extent that the Borrower has or ever had any such claims, counterclaims, offsets, or defenses against any of the Lenders or the Agent, the Borrower affirmatively WAIVES the same. The Borrower, and for its representatives, successors and assigns, hereby RELEASES, and forever discharges the Lenders and the Agent and their respective officers, directors, agents, servants, attorneys, and employees, and their respective representatives, successors and assigns, of, to, and from all known debts, demands, actions, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, or liabilities whatsoever, of every name and nature, both at law and in equity through the date hereof.

         IN WITNESS WHEREOF, the parties have hereunto caused this Second Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                      AEROPOSTALE, INC.
                                                     ("Borrower")

                                      By:  /s/ John S. Mills
                                         ---------------------------------------

                                      Name:  John S. Mills
                                           -------------------------------------

                                      Title:  President, Chief Operating Officer
                                            ------------------------------------


                                      FLEET RETAIL FINANCE INC.
                                                     ("Agent")


                                      By:  /s/ Timothy R. Tobin
                                         ---------------------------------------

                                      Name:  Timothy R. Tobin
                                           -------------------------------------

                                      Title:  Vice President
                                            ------------------------------------

                                      The "Lenders"

                                      FLEET RETAIL FINANCE INC.


                                      By:  /s/ Timothy R. Tobin
                                         --------------------------------------

                                      Name:  Timothy R. Tobin
                                           ------------------------------------

                                      Title:  Vice President
                                            -----------------------------------


                                      IBJ WHITEHALL BUSINESS CREDIT
                                      CORPORATION


                                      By:  /s/ Andrew C. Sepe
                                         --------------------------------------

                                      Name:  Andrew C. Sepe
                                           ------------------------------------

                                      Title:  Assistant Vice President
                                            -----------------------------------



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